SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC   20549

                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 22, 1996



                     BURLINGTON NORTHERN RAILROAD COMPANY

            (Exact name of registrant as specified in its charter)



Delaware                         1-6324                41-6034000

(State of other jurisdiction    (Commission            (IRS Employer
of incorporation)                File Number)           Identification No.)



               3800 Continental Plaza
               777 Main Street
               Fort Worth, Texas                         76102-5384


          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code:  (817) 333-2000


                                Not Applicable

        (Former name or former address, if changed since last report)



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Item 5.          Other Events

Attached as Exhibit 12.1 is a statement regarding computation of ratio of earnings to fixed charges for the year ended December 31, 1995 and for the three months ended March 31, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Burlington Northern Railroad Company
                                   (Registrant)



                                   By:  /s/ T. N. Hund

                                   Thomas N. Hund
                                   Vice President and Controller
                                   (On behalf of the Registrant and as
                                     Principal Accounting Officer)









Schaumburg, Illinois
July 22, 1996


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                     BURLINGTON NORTHERN RAILROAD COMPANY

                              INDEX OF EXHIBITS




Exhibit 12.1          Computation of ratio of earnings to fixed charges







                                     E-1